UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2024

FORWARD AIR CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	000-22490	62-1120025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1915 Snapps Ferry Road, Building N
Greeneville, Tennessee 37745
(423) 636-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FWRD	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Settlement and Release Agreement

On January 22, 2024, Forward Air Corporation (the “Company” or “Forward”), Omni Newco, LLC, a Delaware limited liability company (“Omni”), and certain other parties entered into a Settlement and Release Agreement (the “Settlement Agreement”), settling all litigation claims that were the subject of proceedings pending in the matter of Omni Newco, LLC v Forward Air Corporation, et al, No. 2023-1104 (Del. Ch.) (the “Transaction Litigation”) asserted under the Agreement and Plan of Merger, dated August 10, 2023 (the “Original Merger Agreement”), among Forward, Omni and the other parties thereto, and stipulating to the dismissal of the Transaction Litigation (the “Dismissal”).  Pursuant to the Settlement Agreement, the parties agreed to enter into Amendment No. 1 to the Original Merger Agreement (the “Amendment”; and the Original Merger Agreement as amended thereby, the “Amended Merger Agreement”), as described below.

The foregoing description of the Settlement Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Settlement Agreement, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Amendment No. 1 to the Agreement and Plan of Merger

On January 22, 2024 (the “Amendment Date”), Forward and Omni entered into the Amendment which, among other things, provides that Forward will acquire Omni for a combination of (a) $20,000,000 of cash and (b) (i) common equity consideration representing 5,135,005 shares of Forward’s outstanding common stock, par value $0.01 per share (“Common Stock”) on an as-converted and as-exchanged basis (the “Common Equity Consideration”) and (ii) non-voting, convertible perpetual preferred equity consideration representing, if Forward’s shareholders give the Conversion Approval (as defined below), an additional 8,880,010 shares of Common Stock on an as-converted and as-exchanged basis (the “Convertible Preferred Equity Consideration”).  The Common Equity Consideration will represent, as of the closing (the “Closing”) of the transactions contemplated by the Amended Merger Agreement (collectively with the other transactions contemplated by the other ancillary agreements referred to in the Amended Merger Agreement, the “Transactions”)  and before any Conversion Approval, 16.5% of Common Stock, on a fully diluted, as-exchanged basis.  If Forward’s shareholders approve the conversion of the Convertible Preferred Equity Consideration to Common Stock in accordance with the listing rules of NASDAQ (the “Conversion Approval”), the Common Equity Consideration and the Convertible Preferred Equity Consideration together will represent as of Closing 35.0% of Common Stock on a fully diluted, as-converted and as-exchanged basis.

Pursuant to the Amendment, if (x) Forward asserts that any of the conditions to its obligation to consummate the Transactions have not been satisfied or fails to take all actions as are necessary on Forward’s part in accordance with the terms of the Amended Merger Agreement to consummate the Transactions and (y) Omni brings an action against Forward for specific performance of Forward’s obligation to consummate the Transactions and a court of competent jurisdiction issues a final and nonappealable order compelling specific performance by Forward, then the consideration payable by Forward pursuant to the Amended Merger Agreement will consist of a combination of (a) $150,000,000 of cash and (b) (i) common equity consideration representing 5,135,005 shares of Common Stock on an as-converted and as-exchanged basis and (ii) non-voting, convertible perpetual preferred equity consideration representing, if Forward’s shareholders give the Conversion Approval, an additional 10,615,418 shares of Common Stock on an as-converted and as-exchanged basis, which combination of consideration was the consideration payable by Forward under the terms of the Original Merger Agreement (such consideration, the “Original Consideration”).

Following the Amendment Date, if a governmental authority has enacted, issued, promulgated, enforced or entered any law, which is then in effect, is final and nonappealable and has the effect of enjoining, restraining, prohibiting or otherwise preventing the consummation of the Transactions (a “Restraint”) as of or after January 26, 2024 and the Closing has not occurred on or prior to February 10, 2024 as a result of such Restraint, the consideration payable by Forward pursuant to the Amended Merger Agreement will be reverted to the Original Consideration.

If the Closing does not occur on or prior to March 31, 2024, Forward will be required to fund when due any interest accrued during the period beginning on January 1, 2024 and ending on March 31, 2024 on Omni’s aggregate indebtedness existing as of the date of the Original Merger Agreement or incurred in accordance with the restrictions set forth in the Amended Merger Agreement in the form of a loan made within five business days of March 31, 2024 from Forward or certain of its affiliates to Omni or certain of its affiliates, which loan will be 100% forgiven by Forward and its subsidiaries upon the termination of the Amended Merger Agreement.

The Amendment further provides that either Forward or Omni may terminate the Amended Merger Agreement if the Closing does not occur on or before June 30, 2024, subject to certain conditions.

Other than as expressly modified pursuant to the Amendment, the Original Merger Agreement remains in full force and effect as originally executed on August 10, 2023. The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On January 22, 2024, Forward issued a press release announcing the Settlement Agreement, the Amendment and the Dismissal, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 7.01 and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1*	Amendment No. 1 to the Original Merger Agreement, dated January 22, 2024, by and among Forward Air Corporation and Omni Newco, LLC
99.1*	Settlement and Release Agreement, dated January 22, 2024, by and among Forward Air Corporation, Omni Newco, LLC and the other parties thereto
99.2	Press Release of Forward Air Corporation, dated January 22, 2024

_____________________
* Schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K.  Parent agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements

This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. These statements may reflect Forward’s expectations, beliefs, hopes, intentions or strategies regarding, among other things, the Transactions, the expected timetable for completing the Transactions, the benefits and synergies of the Transactions and future opportunities for the combined company, as well as other statements that are other than historical fact, including, without limitation, statements concerning future financial performance, future debt and financing levels, investment objectives, implications of litigation and regulatory investigations and other management plans for future operations and performance. Words such as “anticipate(s)”, “expect(s)”, “intend(s)”, “plan(s)”, “target(s)”, “project(s)”, “believe(s)”, “will”, “aim”, “would”, “seek(s)”, “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on management’s current expectations, projections, estimates, assumptions and beliefs and are subject to a number of known and unknown risks, uncertainties and other factors that could lead to actual results materially different from those described in the forward-looking statements. Forward can give no assurance that its expectations will be attained. Forward’s actual results, liquidity and financial condition may differ from the anticipated results, liquidity and financial condition indicated in these forward-looking statements. We caution readers that any such statements are based on currently available operational, financial and competitive information, and they should not place undue reliance on these forward-looking statements, which reflect management’s opinion only as of the date on which they were made. These forward-looking statements are not a guarantee of future performance and involve risks and uncertainties, and there are certain important factors that could cause Forward’s actual results to differ, possibly materially, from expectations or estimates reflected in such forward-looking statements, including, but without limitation: (i) whether or not the Transactions are consummated and, if consummated, the Transactions meet expectations regarding the timing and completion thereof; (ii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Amended Merger Agreement; (iii) the satisfaction or waiver of the conditions to the completion of the Transactions; (iv) the outcome of any additional legal proceedings that have or may be instituted against the parties or any of their respective directors or officers related to the Transactions; (v) the diversion of management time on issues related to the Transactions or any legal proceedings related thereto; (vi) the risk that the parties may be unable to achieve the expected strategic, financial and other benefits of the Transactions, including the realization of expected synergies and the achievement of deleveraging targets, within the expected time-frames or at all, particularly depending on the outcome of any legal proceedings related to the Transactions; (vii) the risk that the committed financing necessary for the consummation of the Transactions is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all; (viii) the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected, particularly depending on the outcome of any legal proceedings related to the Transactions; (ix) the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the Transactions, particularly depending on the outcome of any legal proceedings related to the Transactions; (x) risks associated with the need to obtain additional financing which may not be available or, if it is available, may result in a reduction in the ownership of current Forward shareholders, particularly depending on the outcome of any legal proceedings related to the Transactions; and (xi) general economic and market conditions.

These and other risks and uncertainties are more fully discussed in the risk factors identified in “Item 1A. Risk Factors” in Part I of Forward’s most recently filed Annual Report on Form 10-K, and as may be identified in Forward’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Except to the extent required by law, Forward expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Forward’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORWARD AIR CORPORATION

Date: January 24, 2024	By:	/s/ Thomas Schmitt
		Name:	Thomas Schmitt
		Title:	President and Chief Executive Officer